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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 12, 2003


                        PAK MAIL CENTERS OF AMERICA, INC.
                        ---------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            Colorado                       0-18686                84-0934575
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)



                7173 S. Havana Street, Englewood, Colorado 80112
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          (Address of Principal Executive Offices, including Zip Code)



                                 (303) 957-1000
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On May 12, 2003, Pak Mail Centers of America, Inc. announced that at a Special Meeting the shareholders for Pak Mail voted for the approval of the Agreement and Plan of Merger, dated as of October 17, 2002, by and between Pak Mail Centers of America, Inc. and Pak Mail Acquisition Corp, and approval of the merger. A copy of a press release announcing the approval of the merger agreement and merger by Pak Mail's shareholders is attached hereto as Exhibit 99.1.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1 Press Release dated May 12, 2003 announcing the approval of the merger agreement and merger by the shareholders of Pak Mail Centers of America, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 12, 2003.

                                      PAK MAIL CENTER OF AMERICA, INC.


                                      /s/ P. Evan Lasky
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Date: May 12, 2003                    By: P. Evan Lasky
                                      Its: President and Chief Executive Officer